UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-2

CYCLO THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 24, 2022

Dear Stockholders of Cyclo Therapeutic, Inc.:

We are pleased to invite you to attend our 2022 Annual Meeting of Stockholders to be held on June 24, 2022, at 10:00 a.m. Eastern Daylight Time at the offices of Fox Rothschild LLP, located at 777 S. Flagler Drive, Suite 1700 West Tower, West Palm Beach, FL 33401 (the “Annual Meeting”). The Annual Meeting is being held for the following purposes:

1.	To elect seven directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

3.	To ratify the appointment of WithumSmith+Brown, PC., as our independent registered public accountants for the fiscal year ending December 31, 2022; and

4.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 26, 2022 as the record date for the Annual Meeting. Only stockholders of record as of April 26, 2022 may vote at the Annual Meeting or any postponements or adjournments of the meeting. This notice of annual meeting, proxy statement, and form of proxy are being made available on or about April 30, 2022.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,

N. Scott Fine
Chief Executive Officer

April 30, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on June 24, 2022: This Proxy Statement, along with the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, is available at the following website: www.proxyvote.com.

PROXY STATEMENT

CYCLO THERAPEUTICS, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 24, 2022

PROXY STATEMENT
FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Eastern Standard Time on June 24, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the 2022 annual meeting of stockholders of Cyclo Therapeutics, Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on June 24, 2022 at 10:00 a.m. Eastern Daylight Time at the offices of Fox Rothschild LLP, located at 777 S. Flagler Drive, Suite 1700 West Tower, West Palm Beach, FL 33401. References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “Cyclo Therapeutics” refer to Cyclo Therapeutics, Inc.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about May 2, 2022 to all stockholders entitled to vote at the Annual Meeting.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is included in the proxy materials?

A:

The proxy materials include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 11, 2022 (the “Annual Report”). These materials were first made available to you via the Internet on or about May 2, 2022.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 2, 2022 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q:	What items will be voted on at the Annual Meeting?

A:	Stockholders will vote on the following items at the Annual Meeting:

●	Election of seven director nominees named in this proxy statement;

●	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the SEC;

●	Ratification of the selection of WithumSmith+Brown, PC, as our independent registered public accounting firm for the year ended December 31, 2022; and

●	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q:	How does the Board of Directors recommend I vote on these proposals?

A:	The Board of Directors unanimously recommends that the stockholders vote:

●	FOR the election of the seven nominated directors;

●	FOR the proposal to approve the compensation of our named executive officers;

●	FOR the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2022.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	Who may vote at the Annual Meeting?

A:

Stockholders of record as of the close of business on April 26, 2022 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 8,415,196 shares of our Common Stock issued and outstanding, held by approximately 255 holders of record. Each share of our Common Stock is entitled to one (1) vote on each matter.

Q:	What is the voting requirement to approve each of the proposals?

A:

The affirmative vote of a plurality of the votes cast at the Annual Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected.

For Proposal 2 concerning executive compensation and Proposal 3 to ratify the selection of WithumSmith+Brown, PC, and any proposal to adjourn the Meeting or other matters that may properly come before the Meeting, the affirmative vote from holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Annual Meeting will be required.

For Proposals 2 and 3, a properly marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining the number of shares represented and entitled to vote in person or by proxy at the Meeting for purposes of determining the presence of a quorum. Accordingly, an abstention will not affect any proposal.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

At the Annual Meeting, the presence in person or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting, your shares of Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:	If I am a stockholder of record, how do I vote?

A:	If you are a stockholder of record, there are four ways to vote:

●

At the Annual Meeting. You may vote in person at the Annual Meeting if you are the record owner of the shares to be voted. You can also vote in person at the Annual Meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by June 23, 2022.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Eastern Daylight Time) on June 23, 2022.

Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:

If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

●

At the Annual Meeting. If you wish to vote at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

●	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, vStock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by us.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:

Brokerage firms and other intermediaries holding shares of our Common Stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on proposal three, the proposal to ratify the appointment of WithumSmith+Brown, PC, as our independent registered public accounting firm. Your broker will not have discretion to vote on our other proposal, which is a “non-routine” matter, absent direction from you, resulting in broker non-votes.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to our Corporate Secretary at Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653 prior to your shares being voted, or (3) attending the Annual Meeting and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting during the meeting.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	How are proxies solicited for the Annual Meeting?

A:

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, or (2) direct your written request to: Corporate Secretary, Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 30, 2022. If we hold our 2023 Annual Meeting of Stockholders more than 30 days before or after June 24, 2023 (the one-year anniversary date of the 2022 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received in a press release or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:	Cyclo Therapeutics, Inc. Attn: Corporate Secretary 6714 NW 16th Street, Suite B, Gainesville, FL 32653

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers, directors, and director nominees (ages as of April 15, 2022):

Name	Age	Positions and Offices With Registrant	Year First Became Director

N. Scott Fine	65	Director, Chief Executive Officer	2014
Jeffrey L. Tate, Ph.D.	64	Director, Chief Operating Officer	2010
C.E. Rick Strattan (2)	76	Director	1990
Markus W. Sieger (1) (3)	56	Director and Chairman of the Board of Directors	2014
F. Patrick Ostronic (1)	66	Director and Vice Chairman of the Board of Directors	2014
William S. Shanahan (2) (3)	82	Director	2016
Dr. Randall M. Toig (1)	71	Director	2018
Joshua M. Fine	40	Chief Financial Officer and Secretary	N/A
Dr. Lise Kjems	58	Chief Medical Officer	N/A
Michael Lisjak	48	Chief Regulatory Officer and SVP for Business Development	N/A

(1)	Member of the audit committee.
(2)	Member of the corporate governance and nominating committee.
(3)	Member of the compensation committee.

Biographies of Directors and Officers

N. Scott Fine has been a Director of the Company since February 2014, and became our Chief Executive Officer on September 14, 2015.  From 2004 until 2014, he was a principal at Scarsdale Equities, an investment banking firm located in New York City.

Mr. Fine has been involved in investment banking for over 35 years, working on a multitude of debt and equity financings, buy and sell side M&A, strategic advisory work, and corporate restructurings. Much of his time has been focused on transactions in the healthcare and consumer products area. He has led global transactions in healthcare, including medical devices, generic pharmaceuticals, and genetics. Additionally, he worked with The Tempo Group of Jakarta, Indonesia when Mr. Fine and his family resided in Jakarta

Mr. Fine was Chairman of the Board of The Global Virus Network (GVN), and he also was the lead investment banker on the initial public offering of Green Mountain Coffee Roasters, Inc. and Central European Distribution Corporation (“CEDC”), a multi-billion-dollar alcohol company. Mr. Fine continued his involvement with CEDC serving as a director from 1996 until 2014, during which time he led the CEDC Board in its successful efforts in 2013 to restructure the company through a pre-packaged Chapter 11 process whereby CEDC was acquired by the Russian Standard alcohol group. Recently, Mr. Fine served as Vice Chairman and Chairman of the Restructuring Committee of Pacific Drilling from 2017 to 2018 where he successfully led the independent directors to a successful reorganization. He also served as sole director of Better Place Inc. from 2013 until 2015. In his role there, Mr. Fine successfully managed the global wind down of the company in a timely and efficient manner which was approved by both the Delaware and Israeli Courts.

Mr. Fine currently serves on the board of directors of Kenon Holdings Ltd. (NYSE: KEN).  Mr. Fine also devotes time to several non-profit organizations, including through his service on the Board of Trustees for the IWM American Air Museum in Britain. Mr. Fine has been a guest lecturer at Ohio State University’s Moritz School of Law and Fordham University Law School.

Mr. Fine’s relationships within the financial community in New York and around the world, as well as his significant experience with equity and debt financing, make him a valuable contributor as a Director.  Mr. Fine was appointed to the Board of Directors in connection with a private placement of Common Stock by the Company in February 2014, and has the right to be nominated to our Board (or to have a representative nominated to our Board) for up to seven years from the date of that offering.  Mr. Fine is the father of Joshua M. Fine, our Chief Financial Officer.

Dr. Jeffrey L. Tate has served as a Director of the Company since August 2010 and since September 14, 2015 has served as our Chief Operating Officer. Prior to Mr. Fine’s appointment as Chief Executive Officer, Dr. Tate served as our President (from August 2010) and Chief Executive Officer (from July 2014).  From January 2007 to February 2010, he was president of J-Jireh Products, Incorporated, a company that develops and markets industrial, food, cosmetic and nutritional products manufactured using pulse drying technology.  From January 1995 to December 2006, Dr. Tate served as a principal of J. Benson Tate Consultants LLC, a management consulting company. From July 1999 to January 2005, Dr. Tate served as Vice President of Scientific and Regulatory Affairs of Natural Biologics, LLC, a pharmaceutical company.  Dr. Tate received his B.Sc. from the University of Minnesota Department of Botany and his M.Sc. and Ph.D. from the University of Minnesota Graduate School in Management of Technology and Plant Physiology, respectively.

Dr. Tate was selected to serve as a member of our Board of Directors because of his position with Cyclo Therapeutics, Inc. and his experience with biopharmaceutical development, manufacturing and regulatory compliance.

C.E. Rick Strattan has served as Director of the Company since 1990.  Mr. Strattan served as Chairman and CEO from 1990 until his retirement in 2014, and as treasurer of the Company from August 1990 to May 1995.  From November 1987 through July 1989, Mr. Strattan was with Pharmatec, Inc., where he served as Director of Marketing and Business Development for cyclodextrins. Mr. Strattan was responsible for cyclodextrin sales and related business development efforts. From November, 1985 through May, 1987, Mr. Strattan served as Chief Technical Officer for Boots-Celltech Diagnostics, Inc. He also served as Product Sales Manager for American Bio-Science Laboratories, a Division of American Hospital Supply Corporation. Mr. Strattan is a graduate of the University of Florida receiving a B.S. degree in chemistry and mathematics, and has also received an MS degree in pharmacology, and an MBA degree in Marketing/Computer Information Sciences, from the same institution. Mr. Strattan has written and published numerous articles and a book chapter on the subject of cyclodextrins.

Mr. Strattan was selected to serve as a member of our Board of Directors because of his extensive experience with cyclodextrins, his years of executive level experience, and his advanced degrees in pharmacology.

Markus W. Sieger has been a Director of the Company since February 2014 and serves as the Chairman of the Company’s Board of Directors. Mr. Sieger is an alumni of Stanford Graduate School of Business and holds a degree in Economics from the University of Applied Sciences for Business and Administration Zurich. He is a seasoned entrepreneur and senior executive with a multi-industry experience in emerging industries like healthcare, information technology, digital media and fast-moving consumer goods in the United States, Switzerland, Poland and other countries in Central and Eastern Europe. He held management roles in companies such as Zurich Insurance Group (Switzerland), TVN (Poland) and several others. He was and is a member of the boards of directors of various public and private companies in the United States and Europe. Since June 2016 Mr. Sieger has been CEO of Polpharma Group (Netherlands), one of the leading healthcare companies in the CEE/CIS region. Mr. Sieger is vice-president of the Executive Board of Medicines for Europe, representing the generics industry to the European Union. In this function Mr. Sieger focuses on digitalization and preventive aspects of healthcare.

Mr. Sieger’s extensive experience in strategic, operational and investment roles in the healthcare and other industries make him a valuable member of our Board of Directors. Mr. Sieger was appointed to the Board of Directors in connection with a private placement of Common Stock by the Company in February 2014.

F. Patrick Ostronic has been a director since April 2014. Mr. Ostronic has been an officer of US Pharmacia International, Inc., a subsidiary of the USP Group (where he also acts as Chief Financial Officer), since November 2006. Mr. Ostronic is also a director of Novit US, Inc., the general partner of Novit LP. Mr. Ostronic holds a B.A. in Economics and Accounting from The College of the Holy Cross, an M.S. in Accounting from Old Dominion University, and a J.D. from the University of Maryland School of Law, and was previously licensed as a Certified Public Accountant.

Mr. Ostronic’s extensive experience in finance and the pharmaceutical industry make him a valuable member of the Board of Directors. Mr. Ostronic was appointed to the Board in connection with a private placement of Common Stock by the Company in April 2014.

William S. Shanahan has been a director since June 2016. Mr. Shanahan is currently retired and served as the President of Colgate-Palmolive Company from 1992 until to September 30, 2005. More recently he was a Management Advisor for ValueAct Capital LLC of San Francisco. Mr. Shanahan holds a B.A. from Dartmouth University.

Mr. Shanahan’s vast experience will greatly benefit the Company as it seeks to execute its global growth plan, and makes him a valuable member of the Board of Directors.

Dr. Randall M. Toig has been a director since March 2018. Until his recent retirement from private practice, Dr. Toig was a practicing physician for more than 35 years in obstetrics, gynecology and gynecological surgery at Gold Coast Gynecology, of which he was the Chief Executive Officer. Dr. Toig is currently an associate professor of clinical obstetrics and gynecology at Northwestern University, Northwestern Memorial Hospital and Northwestern Medical School Prentice Women’s Hospital. He previously served at Northwestern Memorial Hospital practicing, teaching and serving on active staff. Dr. Toig holds a B.S. from University of Michigan and received his M.D. from the University of Pittsburgh.

Dr. Toig’s medical experience makes him a valuable member of the Board of Directors.

Joshua M. Fine was appointed our Chief Financial Officer on June 11, 2019, and has been our Secretary since 2014. From 2011 until his appointment as our Chief Financial Officer, he served as the Vice President/Director, Healthcare Capital Markets, of Scarsdale Equities. Mr. Fine was also the Senior Vice President of Finance and Operations for Icagen, Inc., a biotechnology company, from 2017 until it was wound down in November 2020 after the successful sale of its assets. While at Icagen, Mr. Fine worked closely with the CEO to successfully negotiate and execute licensing deals with Roche, Sanofi, and the Cystic Fibrosis Foundation, and was part of the management team that completed the strategic sale of Icagen’s assets to Ligand in April of 2020. Mr. Fine holds a Bachelor of Arts in Political Science from Hartwick College. Mr. Fine is the son of N. Scott Fine, our Chief Executive Officer.

Dr. Lise Kjems was appointed our Chief Medical Officer on September 27, 2021. From October 2019 until joining us, Dr. Kjems served as the Vice President, Head of Clinical Development at Albireo Pharma, Inc., where she was responsible for leading end-to-end drug development process for rare hepatic cholestatic diseases and other hepatic diseases, culminating with the recent FDA and EMA approvals of Bylvay™ (odevixibat) for Progressive Familial Intrahepatic Cholestasis. Prior to that, she served as the Vice President, Clinical Development at Aldeyra Therapeutics, from February 2018 until October 2019, and Executive Medical Director at Intarcia Therapeutics, from April 2014 until February 2018. From 2005 – 2014 she served in a number of roles at Novartis, including Global Program Medical Director/Medical Brand Director, where she was accountable for the global clinical strategy and led clinical teams. Additionally, she served as Senior Global Program Diagnostic Executive Director, Molecular Diagnostics and Executive Director, Deputy Head of Translational Medicine, Diabetes/Metabolism during her tenure at Novartis. Career appointments also include Executive Director, Project Team Leader – 113715, PTP-1B Antisense Inhibitor and the ApoB 100 inhibitor Programs at Ionis Pharmaceuticals (formerly Isis Pharmaceuticals); Group Director, Clinical Drug Evaluation at Johnson & Johnson; and Senior Clinical Pharmacologist, Clinical Research at Eli Lilly. Dr. Kjems holds a Doctor of Medicine, Physiology and Endocrinology, from the University of Copenhagen.

Michael Lisjak joined us as our Global Head of Regulatory Affairs and Senior Vice President for Business Development in July 2019, and was appointed our Chief Regulatory Officer in September 2020.  He has more than 20 years of regulatory strategy and operations experience within the biopharmaceutical and consulting industries for multiple therapeutic areas, including cardiovascular, metabolic, neuroscience and pain and inflammation. Prior to joining the Company, Mr. Lisjak was the Director of Global Regulatory Affairs at Sanofi from July 2015 to June 2016, leading the Endocrinology and Neuromuscular Rare Disease Area, and then served as Sanofi’s Head of Global Regulatory Affairs for Established Products and Global Health until July 2019.  Prior to Sanofi, Mr. Lisjak served as the Global Regulatory Services Lead for Accenture’s Life Sciences group accountable for the growth and strategic oversight for Accenture’s global regulatory offerings, capabilities and go-to-market strategy.  Before Accenture, he held multiple leadership roles at Pfizer and Wyeth with responsibility for developing, maintaining and directing global regulatory strategies and resources in the provision of regulatory guidance and filings ensuring optimal regulatory interactions with global/regional Health Authorities.  Mr. Lisjak holds a B.A. in Biology from Rochester Institute of Technology.

Each executive officer serves at the discretion of our Board of Directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Except as set forth above, there are no family relationships among any of our directors or executive officers.

Director Independence

Our Board of Directors currently consists of seven directors, five of whom are “independent” as defined under the rules of the Nasdaq Capital Market because they are not employees or executive officers of the Company, and have not been paid more than $120,000 of compensation by the Company in any consecutive 12-month period during the past three years. N. Scott Fine, our Chief Executive Officer, and Dr. Jeffrey L. Tate, our Chief Operating Officer, are not independent directors due to their employment by us as executive officers.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors focuses on the most significant risks facing us and our general risk management strategy, and also ensuring that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our Board leadership structure supports this approach.

We separate the roles of Chief Executive Officer and Chairman of the Board because we believe that our corporate governance is most effective when these positions are not held by the same person. The Board recognizes the differences between the two roles and believes that separating them allows each person to focus on his individual responsibilities. Under this leadership structure, our Chief Executive Officer can focus his attention on managing the day-to-day company operations, while our Chairman can focus his attention on Board responsibilities.

Although the Board has not adopted a formal policy regarding the separation of the roles of the Chairman and the Chief Executive Officer, we believe that having separate positions is the appropriate leadership structure for us at this time. Depending on the circumstances, other leadership models, such as combining the role of Chairman with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board of Directors intends to periodically review our leadership structure.

Board Committees

Our Board of Directors currently has an audit committee, a compensation committee, and a corporate governance and nominating committee. The composition and responsibilities of each of the committees of our Board of Directors are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee. Our audit committee is comprised of Patrick Ostronic, Markus Sieger and Dr. Randall Toig.  Patrick Ostronic serves as the chairman of our audit committee.  Our Board has determined that each member of our audit committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and the listing standards of the Nasdaq. Our Board has also determined that Patrick Ostronic is an “audit committee financial expert” as defined in the rules of the SEC and has the requisite financial sophistication as defined under the listing standards of the Nasdaq. The responsibilities of our audit committee include, among other things:

●	selecting and hiring the independent registered public accounting firm to audit our financial statements;
●	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;
●

reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;

●	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
●	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
●	overseeing our policies on risk assessment and risk management;
●	reviewing related party transactions; and
●	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

☐

Our audit committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and is available on our website at www.cyclotherapeutics.com.

Compensation Committee. Our compensation committee is comprised of Markus Sieger and William Shanahan.  Mr. Sieger serves as the chairman of our compensation committee. Our Board has determined that each member of our compensation committee meets the requirements for independence under the applicable rules and regulations of the SEC and listing standards of Nasdaq. Each member of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board relating to compensation of our executive officers. The responsibilities of our compensation committee include, among other things:

●	reviewing and approving or recommending to the Board for approval compensation of our executive officers and directors;
●	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including our executive officers;
●	reviewing, approving and making recommendations to our Board regarding incentive compensation and equity plans; and
●	administering our equity compensation plans.

Our compensation committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and is available on our website at www.cyclotherapeutics.com.

Corporate Governance and Nominating Committee. Our corporate governance and nominating committee is comprised of William Shanahan and C.E. Rick Strattan.  William Shanahan serves as chairman of our corporate governance and nominating committee. Our Board has determined that all members of our corporate governance and nominating committee meet the requirements for independence under the applicable rules and regulations of the SEC and listing standards of Nasdaq. The responsibilities of our corporate governance and nominating committee include, among other things:

●	identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;
●	evaluating the performance of our Board and of individual directors;
●	considering and making recommendations to our Board regarding the composition of our Board and its committees; and
●	developing and making recommendations to our Board regarding corporate governance guidelines and matters.

☐

Our corporate governance and nominating committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and is available on our website at www.cyclotherapeutics.com.

Board Meetings and Director Communications

In 2021, the Board of Directors held four meetings and each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during the periods that he or she served. Although, we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend.

Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail sent to the Company’s Corporate Secretary, addressed to the intended recipient and care of the Corporate Secretary. The Corporate Secretary will review all incoming stockholder communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to member(s) of the Board of Directors. For a more detailed description of stockholder communications, see “Communications with Our Board of Directors.”

Considerations in Evaluating Director Nominees

Our corporate governance and nominating committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our corporate governance and nominating committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our corporate governance and nominating committee considers include, without limitation: issues of character, integrity, and judgment; independence; diversity, including diversity of experience; experience in corporate management, operations, finance, business development, and mergers and acquisitions; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; length of service; and any other relevant qualifications, attributes, or skills. Nominees also must have the ability to offer advice and guidance to our Chief Executive Officer based on past experience. Director candidates must have sufficient time available in the judgment of our corporate governance and nominating committee to perform all Board of Directors responsibilities and responsibilities of those committees on which they serve.

Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our corporate governance and nominating committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders.

The policy of our corporate governance and nominating committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board. In evaluating such recommendations, the corporate governance and nominating committee will address the membership criteria set forth above.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that it should be a diverse body, and our corporate governance and nominating committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our corporate governance and nominating committee may take into account the benefits of diverse viewpoints. Our corporate governance and nominating committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our corporate governance and nominating committee recommends to our full Board of Directors the director nominees for selection.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and agents and representatives, including consultants. A copy of the code of ethics and conduct will be available on our website at www.cyclotherapeutics.com.

EXECUTIVE COMPENSATION

The following table contains information concerning the compensation paid during our fiscal years ended December 31, 2021 and 2020 to (i) the person who served as our Chief Executive Officer during 2021, and (ii) our two most highly compensated executive officers as of December 31, 2021 other than our Chief Executive Officer (collectively, our “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

N. Scott Fine	2021	508,333	50,300	323,308	198,714	1,080,655
CEO	2020	400,000	-0-	-0-	89,200	489,200

Michael Lisjak	2021	316,333	50,300	134,288	130,103	631,024
Chief Regulatory Officer	2020	258,000	-0-	-0-	41,447	299,447

Sharon H. Hrynkow, Ph.D. (4)	2021	306,333	50,300	134,288	109,165	600,086
Chief Scientific Officer	2020	248,000	-0-	-0-	49,855	297,855

(1)

Reflects award of 10,000 shares to each of Mr. Fine and Mr. Lisjak in 2021.  All of the shares were fully vested upon issuance. The stock award figures represent the value of the stock award at grant date as calculated under FASB ASC Topic 718.

(2)

Reflects award of options to purchase 57,400 shares to Mr. Fine, and 23,800 shares to Mr. Lisjak, at an exercise price of $7.46.  The options vest over a four year period in equal monthly installments. The option award figures represent the value of the option awards at grant date as calculated under FASB ASC Topic 718. The Named Executive Officers will not realize the estimated value of these awards in cash until these awards are vested, exercised and sold, as applicable. See Note 13 to our audited financial statements for the year ended December 31, 2021 for the assumptions we made in the valuation of these stock options.

(3)	Reflects cash bonuses, matching contributions made under the Company’s 401(k) plan, and insurance premiums for health, dental, and vision.

(4)	Dr. Hrynkow resigned as our Chief Scientific Officer as of March 31, 2022, and currently serves on our Scientific Advisory Board but is no longer employed by us.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2021, our Named Executive Officers had outstanding unexercised options as set forth below. Our named Executive Officers did not have any unvested stock awards outstanding at December 31, 2021.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($) (1)	Option Expiration Date ($) (2)

N. Scott Fine (1)	4,775	52,525	7.46	August 27, 2031

Michael Lisjak (1)	1,983	21,817	7.46	August 27, 2031

Sharon H. Hrynkow, Ph.D.	1,983	21,817	7.46	August 27, 2031

(1)	These options vest over a four year period in equal monthly installments commencing from the grant date of August 27, 2021.

Employment Agreements

On February 28, 2022, we entered into employment agreements with each of Mr. Fine and Mr. Lisjak. Dr. Hrynkow resigned effective March 31, 2022, and is not a party to an employment agreement with us. The employment agreements with our Named Executive Officer include the following material terms:

●	Mr. Fine is paid an initial base salary of $540,750 and Mr. Lisjak is paid an initial base salary of $335,780.

●	Each executive is eligible to receive an annual raise in his base salary targeted at 3%, in addition to any additional increase approved by the Company.

●	Each employment agreement is for a two year term, subject to automatic renewal for successive one-year periods unless either party provides notice of non-renewal prior to the then end of the term.

●	Mr. Fine is entitled to an annual cash bonus targeted 50% of his base salary, and Mr. Lisjak is entitled to an annual cash bonus targeted 35% of his base salary.

●

In the event of the termination of the executive’s employment by us other than for Cause (as defined in the employment agreements), the executive will be entitled to continued payment of base salary for one year; and if such termination occurs within 12 months following a “Change of Control,” all unvested stock options of the terminated Executive shall immediately vest in full.

●

Upon the termination Mr. Scott Fine’s employment by us other than for Cause absent a Change of Control, all unvested stock options that would have vested within 12 months following such termination will immediately vest.

●	Each executive is subject to confidentiality, non-compete, non-solicitation and work-for-hire provisions.

Compensation of Directors

The following table shows certain information with respect to the compensation of all of our non-employee directors during our year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	All other compensation ($)	Total ($)
C.E. Rick Strattan	14,667	35,408	-0-	50,075
Markus W. Sieger	14,750	35,408	14,750	64,908
F. Patrick Ostronic	-0-	35,408	18,333	53,741
William S. Shanahan	17,833	35,408	-0-	53,241
Dr. Randall M. Toig	7,917	35,408	7,917	51,241

(1)

The option award figures represent the value of the option award at grant date as calculated under FASB ASC Topic 718. The Named Executive Officers will not realize the estimated value of these awards in cash until these awards are vested, exercised and sold, as applicable. See Note 13 to our audited financial statements for the year ended December 31, 2022 for the assumptions we made in the valuation of these stock options.

Our Board of Directors has approved a compensation program for non-employee directors under which each such director is entitled to receive (i) an initial option to purchase 6,700 shares of Common Stock, (ii) an annual option to purchase 3,350 shares of Common Stock, and (iii) and the following annual cash compensation:

	Member	Chair
Board of Directors	$40,000	$70,000
Audit Committee	$7,500	$15,000
Compensation Committee	$5,500	$11,000
Nominating and Governance Committee	$4,000	$8,000

Equity Compensation Plan of Information

The following table summarizes the number of outstanding options and rights granted to our employees, consultants and directors, as well as the number of shares of Common Stock remaining available for future issuance, under our equity compensation plans as of December 31, 2021:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted average exercise price of outstanding options, warrants and rights (b) ($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans not approved by security holders (1)	23,457	$32.00	0

Equity compensation plans approved by security holders (2)	222,700	7.45	2,760,247

Total:	246,157		2,760,247

(1)

Consists of (i) seven-year warrants to purchase 2,400 shares of Common Stock at an exercise price of $25.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our April 2014 private placement, (ii) seven-year warrants to purchase 1,035 shares of Common Stock at an exercise price of $100.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our July 2014 private placement, (iii) seven-year warrants to purchase 1,560 shares of Common Stock at an exercise price of $50.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our July 2015 private placement, (iv) seven-year warrants to purchase 780 shares of Common Stock at an exercise price of $50.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our August 2015 private placement, (v) seven-year warrants to purchase 4,800 Units at an exercise price of $25.00, each Unit consisting of one share of Common Stock and one warrant for one additional share of Common Stock at an exercise price of $25.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our June 2016 private placement, (vi) seven-year warrants to purchase 1,641 Units at an exercise price of $35.00, each Unit consisting of one share of Common Stock and one warrant for one additional share of Common Stock at an exercise price of $35.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our February 2017 private placement, and (vii) seven-year warrants to purchase 600 Units at an exercise price of $100, each Unit consisting 4 shares of Common Stock and one warrant for one additional 4 shares of Common Stock at an exercise price of $25.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our October 2017 private placement.

(2)

The Company’s  2021 Equity Incentive Plan  (the “Incentive Plan”) provides for the issuance of up to 3,000,000 shares of Common Stock pursuant to the grant of shares of Common Stock, stock options or other awards, to employees, officers or directors of, and consultants to, the Company and its subsidiaries. As of December 31, 2021, we had awarded 17,053 shares of Common Stock, and granted options to purchase 222,700 shares of Common Stock, as awards under the Incentive Plan, with 2,760,247 shares of Common Stock remaining available for future awards under the Incentive Plan

Delinquent Section 16(a) Reports

We are required to identify each person who was an officer, director or beneficial owner of more than 10% of our registered equity securities during our most recent fiscal year and who failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934. Based solely upon a review of Forms 3 and 4 and amendments thereto filed with the SEC during the year ended December 31, 2021, no person who, at any time during the year ended December 31, 2021 was a director, officer or beneficial owner of more than 10 percent of our Common Stock, failed to timely file the reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2021, except for one transaction filed on a Form 4 two days late by C.E. Rick Strattan, and a stock grant transaction filed 10 days late on a Form 4 by each of N. Scott Fine, Joshua Fine, Jeffrey Tate, Sharon Hrynkow and Michael Lisjak.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since October 2016, we have paid a monthly fee of $5,000 to a non-profit organization of which C.E. Rick Strattan is the Executive Director, in consideration of consulting services provided to us by Mr. Strattan. Mr. Strattan is our founder, former Chief Executive Officer and one of our directors.

In June 2019, we engaged Joshua M. Fine, the son of our Chief Executive Officer, to serve as our Chief Financial Officer. Mr. Fine currently receives an annual salary of $335,780. In addition, he was awarded a cash bonus of $75,000 and $15,000 in 2021 and 2020, respectively. Also in 2021, Joshua Fine was awarded stock options with a value of $184,588 that vests over four years.

Rebecca A. Fine, the daughter of our Chief Executive Officer, provides executive assistant services. In 2021, Ms. Fine received a salary of $90,000 and a cash bonus of $15,000. In 2021 Ms. Fine was also awarded stock options with a value of $5,030 that vests over four years. In 2020, Ms. Fine received a salary of $72,933 and a cash bonus of $6,250.

Kevin J. Strattan, the son of C.E. Rick Strattan, has been employed by us since 2008, and since 2014 has been our Vice President, Finance – Compensation. His annual salary was $149,800 and $107,200 in 2021 and 2020, respectively. In addition, he received cash bonuses of $30,000 and $12,250 in 2021 and 2020, respectively. In 2021 Mr. Strattan was also awarded stock options with a value of $82,535 that vests over four years.

Corey E. Strattan, the daughter-in-law of C.E. Rick Strattan, has been employed by us since 2011 as a documentation specialist and logistics coordinator, at an annual salary of $90,000 in 2021. In addition, she received a cash bonus of $15,000 in 2021. In 2021 Ms. Strattan was also awarded stock options with a value of $5,030 that vests over four years. In 2020, Ms. Strattan received an annual salary of $78,000 and a cash bonus of $7,896.

Related-Person Transactions Policy And Procedures

We have a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $25,000. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers and directors. In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products, and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Committee determines in the good faith exercise of its discretion

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 15, 2022, based on 8,415,196 shares of Common Stock outstanding as of such date, by:

●	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors and director nominees; and

●	all of our executive officers and directors as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of warrants. These shares are deemed to be outstanding and beneficially owned by the person holding those warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Names and Address of Individual or Identity of Group(1)	Number of Shares Beneficially Owned		Beneficial Ownership (%)
Named Executive Officers and Directors
N. Scott Fine	206,190	(2)	2.44%
C.E. Rick Strattan	212,784	(3)	2.53%
Jeffrey L. Tate	40,819	(4)	*
Markus Sieger	137,753	(5)	1.63%
F. Patrick Ostronic	147,175	(6)	1.75%
William S. Shanahan	117,773	(7)	1.39%
Dr. Randall M. Toig	66,043	(8)	*
Dr. Sharon Hrynkow	26,621	(9)	*
Michael Lisjak	18,809	(10)	*
All Directors and Executive Officers as a Group (11 Persons)	1,041,997	(11)	11.99%

5% Holders
N/A

* Less than one percent.

(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, Florida 32653.

(2)	Includes currently exercisable warrants to purchase 45,765 shares of Common Stock, and currently exercisable options to purchase 15,425 shares of Common Stock.

(3)

Based solely on a Schedule 13D/A filed by Mr. Strattan with the SEC on October 20, 2015, and Form 4s filed by Mr. Strattan subsequent to such date.  Includes currently exercisable warrants to purchase 400 shares of Common Stock, currently exercisable options to purchase 6,700 shares of Common Stock, and 6,307 shares of Common Stock owned by TFBU, Inc. (“TFBU”), a tax exempt organization under Section 501(c)(3) of the Internal Revenue Code.  Mr. Strattan has sole voting and dispositive power with respect to the shares of Common Stock issued in the name of TFBU.

(4)	Includes currently exercisable warrants to purchase 7,250 shares of Common Stock, and currently exercisable options to purchase 6,409 shares of Common Stock.
(5)	Includes currently exercisable warrants to purchase 49,364 shares of Common Stock, and currently exercisable options to purchase 6,700 shares of Common Stock.
(6)	Includes currently exercisable warrants to purchase 12,199 shares of Common Stock, and currently exercisable options to purchase 6,700 shares of Common Stock.
(7)	Includes currently exercisable warrants to purchase 47,396 shares of Common Stock, and currently exercisable options to purchase 6,700 shares of Common Stock.
(8)	Includes currently exercisable warrants to purchase 13,078 shares of Common Stock, and currently exercisable options to purchase 6,700 shares of Common Stock.
(9)	Includes currently exercisable warrants to purchase 3,800 shares of Common Stock, and currently exercisable options to purchase 3,471 shares of Common Stock.
(10)	Includes currently exercisable options to purchase 6,409 shares of Common Stock.
(11)

Includes 196,049 shares that may be issued under currently exercisable warrants, including warrants to purchase Common Stock underlying warrants to purchase “Units” of the Company’s securities, and currently exercisable options to purchase 82,494 shares of Common Stock.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Interested parties who wish to communicate with our Board of Directors or any specified individual director, including our non-employee directors, may send their communications in writing to the Corporate Secretary at Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653, Attn: Corporate Secretary. The Corporate Secretary shall review all incoming communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, route such communications to the appropriate member(s) of the Board of Directors or, if none is specified, to the Chair of the Board.

The Corporate Secretary may decide in the exercise of his or her judgment whether a response to any communication is necessary and shall provide a report to the corporate governance and nominating committee on a quarterly basis of any communications received for which the Corporate Secretary has either responded or determined no response is necessary.

This procedure for communications with the non-management directors is administered by the Company’s corporate governance and nominating committee. This procedure does not apply to (a) communications to non-employee directors from officers or directors of the Company who are stockholders, or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board of Directors has nominated seven candidates for election as director for a term expiring at the next annual meeting of stockholders. All of the nominees are currently members of our Board. Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at seven members. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

Nominees

Our corporate governance and nominating committee of the Board of Directors recommended, and the Board of Directors approved, N. Scott Fine, Markus W. Sieger, Jeffrey L. Tate, Randall M. Toig, William S. Shanahan, F. Patrick Ostronic and C.E. Rick Strattan as nominees for re-election to the Board of Directors at the Annual Meeting.

Please see “Directors, Executive Officers and Corporate Governance” in this Proxy Statement for information concerning the nominees.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR N. Scott Fine, Markus W. Sieger, Jeffrey L. Tate, Randall M. Toig, William S. Shanahan, F. Patrick Ostronic and C.E. Rick Strattan. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Required Vote

Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the re-election of each of N. Scott Fine, Markus W. Sieger, Jeffrey L. Tate, Randall M. Toig, William S. Shanahan, F. Patrick Ostronic and C.E. Rick Strattan to the Board of Directors.

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or the Board. However, the Board and compensation committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the compensation committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting.

The Board of Directors unanimously recommends that stockholders vote “FOR” the approval, on a nonbinding advisory basis, of the compensation of our named executive officers.

PROPOSAL THREE: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

Our audit committee of the Board of Directors has appointed WithumSmith+Brown, PC as our independent registered public accountants for the year ending December 31, 2022, and the Board recommends that stockholders vote for ratification of such appointment.

Notwithstanding its selection or voting results, the audit committee in its discretion may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.

WithumSmith+Brown, PC served as our independent registered public accounting firm for the year ended December 31, 2021. We currently do not expect that a representative of WithumSmith+Brown, PC will be present at the Annual Meeting.

Principal Accounting Fees and Services

The following table sets forth all fees accrued or paid to WithumSmith+Brown, PC for the years ended December 31, 2021 and 2020:

	Year Ended December 31,
	2021	2020
Audit Fees (1)	$107,960	$114,848
Audit-Related Fees (2)	$97,851	$92,546
Tax Fees	-	-
All Other Fees	-	-
Total	$205,810	$207,394

(1)

Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)

Audit-Related Fees consist of professional services rendered in connection with our 2020 and 2021 public offering transactions, and the related Registration Statement on Forms S-1 and S-3, respectively.

Pre-approval Policy. Under our audit committee’s policy governing our use of the services of our independent registered public accountants, the audit committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In the years ended December 31, 2021 and 2020, all fees identified above under the captions “Audit Fees,” and “All Other Fees” that were billed by WithumSmith+Brown, PC were approved by the audit committee in accordance with SEC requirements.

In the year ended December 31, 2021, there were no other professional services provided by WithumSmith+Brown, PC, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of WithumSmith+Brown, PC.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the selection of WithumSmith+Brown, PC as the Company’s independent registered public accountants for the year ending December 31, 2022.

AUDIT COMMITTEE REPORT

The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2021 with our management. In addition, the audit committee has discussed with WithumSmith+Brown, PC, our independent registered public accountants, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (“AICPA”) and Public Company Accounting Oversight Board (the “PCAOB”), including PCAOB Auditing Standard No. 16 “Communications with Audit Committees.” The audit committee also has received the written disclosures and the letter from WithumSmith+Brown, PC as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with WithumSmith+Brown, PC the independence of WithumSmith+Brown, PC.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Respectfully submitted by the members of the audit committee of the Board of Directors:

F. Patrick Ostronic (Chair)
Markus W. Sieger
Dr. Randall M. Toig

ANNUAL REPORTS

The Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and our Annual Report at www.proxyvote.com. Requests for copies of our Annual Report may also be directed to the Corporate Secretary at Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653, Attn: Corporate Secretary.

We filed our Annual Report with the SEC on March 11, 2022. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653, Attn: Corporate Secretary.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 pm EST on June 23, 2022.

CONTROL #

VOTE BY EMAIL
Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY FAX
Mark, sign and date your proxy card and return it to 646-536-3179.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Cyclo Therapeutics, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2, 3 , 4 AND 5.

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 N. Scott Fine
02 Markus W. Sieger
03 Jeffrey L. Tate
04 Randall M. Toig
05 William S. Shanahan
06 F. Patrick Ostronic
07 C.E. Rick Strattan

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date __________ **Signature** __________ **Signature, if held jointly** __________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

CYCLO THERAPEUTICS, INC.

Annual Meeting of Stockholders

June 24, 2022

This Notice, Proxy Statement and our 2021 Annual Report are available online at www.proxyvote.com.

CYCLO THERAPEUTICS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints N. Scott Fine and Jeffrey L. Tate and each of them, with full power of substitution, as proxy to represent and vote all shares of common stock, par value $0.0001 per share, of CYCLO THERAPEUTICS, INC. (the "Company," "we," "our," and "us") beginning on June 24, 2022 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 24, 2022 at 10:00 A.M. (Eastern Daylight Time) and at any postponement of adjournment thereof. The Annual Meeting will be held at 777 S. Flagler Drive, Suite 1700 West Tower, West Palm Beach, FL 33401.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR all director nominees, FOR the approval, on a nonbinding advisory basis, the compensation of our named executive officers, FOR the ratification of the appointment of WithumSmith+Brown, PC., as our independent registered public accountants for the fiscal year ending December 31, 2022, and in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on June 24, 2022 at 10:00 a.m. (EST).

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)